UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2011

Date of Report

(Date of earliest event reported)

PRESTIGE CAPITAL CORPORATION (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52855 (Commission File Number)	93-0945181 (IRS Employer Identification No.)
2157 South Lincoln Street, Suite 220, Salt Lake City, Utah (Address of principal executive offices)		84106 (Zip code)

Registrant’s telephone number, including area code:  801- 323-2395

4751 South Ichabod Street, Salt Lake City, Utah 84117

(Former address of principal executive offices)

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 14, 2011, the board of directors (“Board”) of Prestige Capital Corporation (“the Company”) accepted the resignations of the following persons:  Whitney O. Cluff resigned as President and Director of the Company and William L. Mitchell III and John K. Bushnell both resigned their positions as Directors of the Company.  These gentlemen resigned their positions to pursue other opportunities and challenges.

In accordance with our bylaws, on September 14, 2011, the Board designated Joseph C. Cannella to fill the director vacancy on our Board and to serve until our next annual meeting or until he is succeeded by a qualified director.  The Board also appointed Mr. Cannella as President of the Company.

Mr. Cannella is 42 years old and his professional experience includes over 15 years in managing and developing the restaurant business.  He is currently the owner and manager of Cannella’s Restaurant.  His primary business experience includes being a partner and executive with Premium Source Merchandising located in Los Angeles, California and he helped to build this business over a five year period from a start up to over $5 million in annual sales.   Mr. Cannella received a BBA in Marketing in 1991 from Loyola Marymount University, located in Los Angeles, California

The Board believes Mr. Cannella’s management and business expertise will be a valuable component to our future success.  The Company has not entered into any compensation agreement with Mr. Cannella at this time and there were no related party transactions with Mr. Cannella prior to his appointment.

Section 8 – Other Events

Item 8.01 Other Events

Our Board decided to change our transfer agent and on September 12, 2011, the Company appointed and engaged Standard Registrar & Transfer Co., Inc., located in Draper, Utah, as the Company’s new transfer agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2011	PRESTIGE CAPITAL CORPORATION By: /s/ Joseph C. Cannella Joseph C. Cannella, President

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